                                                                   Exhibit 10(J)

                       SIERRA PACIFIC RESOURCES OPERATING
                         COMPANIES FERC ELECTRIC TARIFF,
                           FIRST REVISED VOLUME NO. 1

                            SERVICE AGREEMENT NO. 98

                                                         Effective: July 1, 2001

--------------------------------------------------------------------------------

                                                                     Page 1 of 5

                         Service Agreement For Long-Term
                    Firm Point-To-Point Transmission Service

1.0  This Service Agreement, dated as of August 1, 2001, is entered into, by
                                         --------------
     and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider"), and Mirant Americas Development, Inc. as General Partner of Mirant Americas Energy Marketing, LP, (Mirant") ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (1) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 Transmission Customer understands that existing long term firm service customers have the right to continue to take transmission service from the Transmission Provider when the contract expires, rolls over, or is renewed, and twenty-year term firm point-to-point Transmission Service will have equal priority with Native Load Customers and Network Customers. Practically, Transmission Customer understands that subsequent plans of Transmission Provider shall be developed to ensure sufficient transmission capacity is available to meet the needs of Native Load Customers, Network Customers, and existing Long-Term Firm Point-to-Point Transmission Service Agreements. Notwithstanding Transmission Customers right to renew this Agreement under Sections 2.2 and 13.2 of the Transmission Provider's Tariff, Transmission Customer agrees that Transmission Provider, upon reasonable written notice provided no earlier than ten (10) years after the commencement of service under this Agreement, shall request and that Transmission Customer shall declare within 120 days whether it intends to exercise its right to renew this Agreement at the end of the initial term in accordance with the intent of Sections 2.2 and 13.2 of the Transmission Provider's Tariff.

6.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement provided such service is available as defined in Section 4 above.

7.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

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                                                                     Page 2 of 5

8.0 If any event occurs that will materially affect the time for completion of new facilities or the ability to complete them, Transmission Provider shall promptly notify the Transmission Customer. A technical meeting between the Parties shall be held to evaluate the alternatives available. If the Transmission Provider and the Transmission Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of existing capability under the conditions of Part II of the Tariff, the obligation to provide the requested Firm Point-To-Point Transmission Service shall terminate and any deposit made by the Transmission Customer shall be returned with interest pursuant to Commission regulations 35.19a(a)(2)(iii). However, the Transmission Customer shall be responsible for all prudently incurred costs by the Transmission Provider through the time construction was suspended.

     Transmission Provider:
     ---------------------

          Executive Director, Transmission Services
          Sierra Pacific Power Company
          P.O. Box 10100
          Reno, Nevada 89520

     and/or

          Director, Regional Transmission
          Nevada Power Company
          P.O. Box 230
          Las Vegas, NV 89151

     Transmission Customer:
     ---------------------

          Mirant Americas Energy Marketing, LP
          1155 Perimeter Center West
          Atlanta, GA  30338

9.0  The Tariff is incorporated herein and made a part hereof.

10.0 This Agreement shall become effective upon the filing of the associated executed or unexecuted Interconnection and Operating Agreement (IOA) with the Commission. Notwithstanding Transmission Customer's right to request Transmission Provider to file an unexecuted IOA, Transmission Provider and Transmission Customer agree to, within 30 days of the filing of this Agreement with the Commission, either execute the IOA or have the Transmission Provider file with the Commission an unexecuted IOA. If an unexecuted IOA is filed with the Commission, Transmission Provider and Transmission Customer agree to comply with the terms and conditions of the IOA ultimately imposed by the Commission.

--------------------------------------------------------------------------------

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                                                                     Page 3 of 5

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

     Transmission Provider:
     ---------------------


 By:
    ----------------------          --------------------      ------------------
            Name                           Title                     Date

     Transmission Customer:
     ---------------------


 By:
    ----------------------          --------------------      ------------------
            Name                           Title                     Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                Specifications For Long-Term Firm Point-To-Point
                ------------------------------------------------
                              Transmission Service
                              --------------------

1.0  Term of Transaction: 20 Year(s)
                          ----------

     Start Date: 07-31-03
                 --------

     Termination Date: 07-30-23
                       --------

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

     225 MW from Harry Allen 500 kV Substation in Nevada Power Company's Control Area to Mead 230 kV Substation using the Contract Path HA 500 kV - Mead 500 kV - Mead 230 kV.

3.0        Point of Receipt                           Delivering Party

     Harry Allen 500 kV Substation          Mirant Americas Energy Marketing, LP

4.0        Point of Delivery                         Receiving Party

        Mead 230 kV Substation                       Network Service

     Nevada Power will propose the addition of a Mead 500/230 kV transformer such that this contract path would allow for deliveries to Mead 230 kV. Nevada Power will work with the appropriate third party utilities to accomplish the interconnection. Any firm service that is offered by Nevada Power to Mead 230 kV using this contract path is contingent upon the successful completion of the transformer installation.

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 225 MW
                ------

6.0  Designation of party(ies) subject to reciprocal service obligation: None
                                                                         ----

7.0  Name(s) of any Intervening Systems providing transmission service: None
                                                                        ----

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

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                                                                     Page 5 of 5

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

     8.1  Transmission Charge: $1.21/kW-mo.
                               ------------

     8.2  System Impact and/or Facilities Study Charge(s):
          Pending finalization, $10,000 deposit in place. Mirant will be
          --------------------------------------------------------------
          responsible for the final actual costs.
          --------------------------------------

     8.3  Direct Assignment Facilities Charge: None under this TSA. However,
                                               -----------------------------
          Direct Assignment Facilities will be required to provide the
          ------------------------------------------------------------
          associated interconnection and are defined in the Interconnection &
          -------------------------------------------------------------------
          Operation Agreement.
          -------------------

     8.4  Ancillary Services Charges: As negotiated in the future or as defined
                                      -----------------------------------------
          in Interconnection and Operation Agreement.
          ------------------------------------------

     8.5. Power Factor Requirements: As defined in Interconnection and Operation
                                     -------------------------------------------
          Agreement.
          ---------

--------------------------------------------------------------------------------

                       SIERRA PACIFIC RESOURCES OPERATING
                         COMPANIES FERC ELECTRIC TARIFF,
                           FIRST REVISED VOLUME NO. 1

                            SERVICE AGREEMENT NO. 99

                                                         Effective: July 1, 2001

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No. 99
Open Access Transmission Tariff                                             ----

--------------------------------------------------------------------------------

                         Service Agreement For Long-Term
                    Firm Point-To-Point Transmission Service

1.0  This Service Agreement, dated as of August 1, 2001, is entered into, by
                                         ---------------
     and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider"), and Mirant Americas Development, Inc. as General Partner of Mirant Americas Energy Marketing, LP, (Mirant") ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (1) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 Transmission Customer understands that existing long term firm service customers have the right to continue to take transmission service from the Transmission Provider when the contract expires, rolls over, or is renewed, and twenty-year term firm point-to-point Transmission Service will have equal priority with Native Load Customers and Network Customers. Practically, Transmission Customer understands that subsequent plans of Transmission Provider shall be developed to ensure sufficient transmission capacity is available to meet the needs of Native Load Customers, Network Customers, and existing Long-Term Firm Point-to-Point Transmission Service Agreements. Notwithstanding Transmission Customers right to renew this Agreement under Sections 2.2 and 13.2 of the Transmission Provider's Tariff, Transmission Customer agrees that Transmission Provider, upon reasonable written notice provided no earlier than ten (10) years after the commencement of service under this Agreement, shall request and that Transmission Customer shall declare within 120 days whether it intends to exercise its right to renew this Agreement at the end of the initial term in accordance with the intent of Sections 2.2 and 13.2 of the Transmission Provider's Tariff.

6.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement provided such service is available as defined in Section 4 above.

7.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

--------------------------------------------------------------------------------

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

--------------------------------------------------------------------------------

8.0 If any event occurs that will materially affect the time for completion of new facilities or the ability to complete them, Transmission Provider shall promptly notify the Transmission Customer. A technical meeting between the Parties shall be held to evaluate the alternatives available. If the Transmission Provider and the Transmission Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of existing capability under the conditions of Part II of the Tariff, the obligation to provide the requested Firm Point-To-Point Transmission Service shall terminate and any deposit made by the Transmission Customer shall be returned with interest pursuant to Commission regulations 35.19a(a)(2)(iii). However, the Transmission Customer shall be responsible for all prudently incurred costs by the Transmission Provider through the time construction was suspended.

     Transmission Provider:
     ---------------------

          Executive Director, Transmission Services
          Sierra Pacific Power Company
          P.O. Box 10100
          Reno, Nevada 89520

     and/or

          Director, Regional Transmission
          Nevada Power Company
          P.O. Box 230
          Las Vegas, NV 89151

     Transmission Customer:
     ---------------------

          Mirant Americas Energy Marketing, LP
          1155 Perimeter Center West
          Atlanta, GA  30338

9.0  The Tariff is incorporated herein and made a part hereof.

10.0 This Agreement shall become effective upon the filing of the associated executed or unexecuted Interconnection and Operating Agreement (IOA) with the Commission. Notwithstanding Transmission Customer's right to request Transmission Provider to file an unexecuted IOA, Transmission Provider and Transmission Customer agree to, within 30 days of the filing of this Agreement with the Commission, either execute the IOA or have the Transmission Provider file with the Commission an unexecuted IOA. If an unexecuted IOA is filed with the Commission, Transmission Provider and Transmission Customer agree to comply with the terms and conditions of the IOA ultimately imposed by the Commission.

--------------------------------------------------------------------------------

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

     Transmission Provider:
     ---------------------


 By:
    ------------------------    ----------------------    ---------------------
              Name                      Title                    Date

     Transmission Customer:
     ---------------------


 By:
    ------------------------    ----------------------    ----------------------
              Name                      Title                    Date

--------------------------------------------------------------------------------

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

--------------------------------------------------------------------------------

                Specifications For Long-Term Firm Point-To-Point
                ------------------------------------------------
                              Transmission Service
                              --------------------

1.0  Term of Transaction: 20 Year(s)
                          ----------

     Start Date: 07-31-03
                 --------

     Termination Date: 07-30-23
                       --------

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

     275 MW from Harry Allen 500 kV Substation in Nevada Power Company's Control Area to Mead 230 kV Substation using the Contract Path HA 500 kV - Mead 500 kV - Mead 230 kV.

3.0         Point of Receipt                         Delivering Party

     Harry Allen 500 kV Substation          Mirant Americas Energy Marketing, LP

4.0         Point of Delivery                        Receiving Party

         Mead 230 kV Substation                      Network Service

     Nevada Power will propose the addition of a Mead 500/230 kV transformer such that this contract path would allow for deliveries to Mead 230 kV. Nevada Power will work with the appropriate third party utilities to accomplish the interconnection. Any firm service that is offered by Nevada Power to Mead 230 kV using this contract path is contingent upon the successful completion of the transformer installation.

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 275 MW
                ------

6.0  Designation of party(ies) subject to reciprocal service obligation: None
                                                                         ----

7.0  Name(s) of any Intervening Systems providing transmission service: None
                                                                        ----

--------------------------------------------------------------------------------

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

--------------------------------------------------------------------------------

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

     8.1  Transmission Charge: $1.21/kW-mo.
                               ------------

     8.2  System Impact and/or Facilities Study Charge(s):
          Pending finalization, $10,000 deposit in place. Mirant will be
          --------------------------------------------------------------
          responsible for the final actual costs.
          --------------------------------------

     8.3  Direct Assignment Facilities Charge: None under this TSA. However,
                                               -----------------------------
          Direct Assignment Facilities will be required to provide the
          ------------------------------------------------------------
          associated interconnection and are defined in the Interconnection &
          -------------------------------------------------------------------
          Operation Agreement.
          --------------------

     8.4  Ancillary Services Charges: As negotiated in the future or as defined
                                      -----------------------------------------
          in Interconnection and Operation Agreement.
          ------------------------------------------

     8.5. Power Factor Requirements: As defined in Interconnection and Operation
                                     -------------------------------------------
          Agreement.
          ----------

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